Exhibit 10.1

FIRST AMENDMENT TO THE

CHANGE OF CONTROL SEVERANCE AGREEMENT

THIS FIRST AMENDMENT TO THE CHANGE OF CONTROL SEVERANCE AGREEMENT (this “Amendment”), between ABIOMED, Inc., a Delaware corporation (the “Company”) and Todd Trapp (the “Executive”), is made effective as of December 21, 2022 (the “Amendment Effective Date”).

WHEREAS, the Company and the Executive previously entered into a Change of Control Severance Agreement, effective as of April 6, 2018 (the “CIC Agreement”);

WHEREAS, the Company and the Executive desire to provide a pro-rata target bonus and an amount equal to two times the Executive’s target bonus, in addition to the other payments and benefits provided to the Executive pursuant to the CIC Agreement;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and agreements hereinafter set forth, the Company and the Executive agree as follows:

1. Section 2(a) is hereby amended to add the following at the end of such section:

If the Executive’s employment terminates by reason of a Triggering Event, the Company will also pay the Executive, (1) the Executive’s annual target bonus for the fiscal year in which the termination occurred, pro-rated based upon the number of days during such fiscal year that the Executive had been employed prior to the Termination Date, plus (2) an amount equal to two (2) times his target bonus as in effect immediately prior to the Triggering Event (together, the “Severance Bonus”), payable in a lump sum promptly (but in no event later than sixty (60) days) following the Termination Date. The Severance Bonus shall be considered part of the Severance Benefits for all purposes under the Agreement except with respect to Section 2(d) of the Agreement.

2. Effectiveness. This Amendment shall be effective as of the Amendment Effective Date.

3. For the avoidance of doubt, Sections 4 through and including 11 of the CIC Agreement are incorporated herein by reference as if set forth herein, mutatis mutandis.

4. Except as expressly set forth in this Amendment, the CIC Agreement shall remain in full force and effect as prior to the date of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed on its behalf by an officer thereunto duly authorized and the Executive has duly executed this Amendment, all as of the Amendment Effective Date.

ABIOMED, INC.		EXECUTIVE:

By:	/s/ Marc A. Began	/s/ Todd Trapp
	Name: Marc A. Began	Todd Trapp
Title: Executive Vice President, General Counsel and Secretary